UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2023

BANYAN ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-41236	86-2556699
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Skokie Blvd

Suite 820

Northbrook, Illinois 60062

(Address of principal executive offices)

(847) 757-3812
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one Redeemable Warrant	BYN.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	BYN	New York Stock Exchange
Redeemable Warrants, each exercisable for one share of Class A common stock at an exercise price of $11.50 per share	BYN.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment and Restatement of Business Combination Agreement

On September 26, 2023, Banyan Acquisition Corporation (the “Company”), Panther Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and Pinstripes, Inc., a Delaware corporation (“Pinstripes”), entered into the Amended and Restated Business Combination Agreement, which amends and restates the previously announced Business Combination Agreement, dated as of June 22, 2023 (as so amended and restated, the “Amended Business Combination Agreement”), The transactions contemplated by the Amended Business Combination Agreement are referred to as the “Business Combination.” Pinstripes, Merger Sub and the Company are collectively referred to as the “Parties.”

Pursuant to the Amended Business Combination Agreement: (a) the Company and Pinstripes amended the definition of “Equity Value” to $379,366,110 and (b) the Company provided holders of common stock of Pinstripes prior to the closing of the Business Combination with an aggregate of 5 million shares of common stock of the post-closing combined company that are subject to vesting conditions (the “Earnout Shares”). The Earnout Shares shall vest as follows: (i) 50% of the Earnout Shares shall vest in the event the daily volume-weighted average price of one share of common stock of the post-closing combined company is greater than or equal to $12.00 for any 20 trading days within any 30 consecutive trading day period, during a period commencing five months after the Closing Date and ending on the fifth anniversary of the Closing Date (the “Earnout Period”), and (ii) the remaining 50% of the Earnout Shares shall vest in the event the daily volume-weighted average price of one share of common stock of the post-closing combined company is greater than or equal to $14.00 for any 20 trading days within any consecutive 30 trading day period during the Earnout Period. All or a portion of the Earnout Shares will vest in the event of a subsequent change of control for a per share price at or above the levels stated in the prior sentence.

The foregoing description of the Amended Business Combination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Business Combination Agreement, a copy of which is included as Exhibit 2.1, and the terms of which are incorporated by reference in this Current Report on Form 8-K.

Item 7.01.	Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated into this Item 7.01 by reference, is an updated investor presentation being used in connection with the Business Combination.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Cautionary Notice Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K and the documents incorporated by reference herein are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such forward-looking statements are often identified by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “forecasted,” “projected,” “potential,” “seem,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or otherwise indicate statements that are not of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements and factors that may cause actual results to differ materially from current expectations include, but are not limited to: risks related to the uncertainty of the projected financial information with respect to Pinstripes, the risk related to Pinstripes’ current growth strategy, Pinstripes’ ability to successfully open and integrate new locations, the risks related to the capital intensive nature of Pinstripes’ business, the ability of Pinstripes’ to attract new customers and retain existing customers and the impact of the COVID-19 pandemic, including the resulting labor shortage and inflation, on Pinstripes. The forgoing list of factors is not exhaustive and additional factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against the Company, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of the Company or to satisfy (or to be waived) other conditions to closing (including, without limitation, the minimum cash condition); (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of Pinstripes as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain key relationships and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that Pinstripes or the combined company may be adversely affected by other economic, business, and/or competitive factors and (11) Pinstripes’ estimates of operating results. The foregoing list of factors is not exhaustive.

The reader should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s joint proxy statement/consent solicitation statement/prospectus relating to the proposed business combination, the Company’s final prospectus dated January 19, 2022, related to its initial public offering, the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2023 and other documents filed by the Company from time to time with the SEC.

The reader is cautioned not to place undue reliance on these forward-looking statements, which only speak as of the date made, are not a guarantee of future performance and are subject to a number of uncertainties, risks, assumptions and other factors, many of which are outside the control of the Company and Pinstripes. The Company and Pinstripes expressly disclaim any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the expectations of the Company or Pinstripes with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Additional Information and Where to Find it

On September 11, 2023, the Company filed with the SEC a Registration Statement on Form S-4 (as amended or supplemented, the “Registration Statement”), which included a preliminary proxy statement and prospectus of the Company and preliminary consent solicitation statement of Pinstripes in connection with the Business Combination and related matters as described in the Registration Statement.

After the Registration Statement is declared effective, the Company and Pinstripes will mail a definitive joint proxy statement/consent solicitation statement/prospectus and other relevant documents to their respective stockholders. The Company’s stockholders, Pinstripes’ stockholders and other interested persons are advised to read, the preliminary joint proxy statement/consent solicitation statement/prospectus, any amendments thereto, and, when available, the definitive joint proxy statement/consent solicitation statement/prospectus in connection with the Company’s solicitation of proxies for its stockholders’ meeting to be held to approve the Business Combination and related matters, and the solicitation of written consents of Pinstripes’ stockholders to approve the Business Combination, because the joint proxy statement/consent solicitation statement/prospectus will contain important information about the Company and Pinstripes and the Business Combination. This Current Report on Form 8-K is not a substitute for the Registration Statement, the definitive joint proxy statement/consent solicitation statement/prospectus or any other document that the Company or Pinstripes will send to their respective stockholders in connection with the Business Combination.

INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE REGISTRATION STATEMENT, ANY AMENDMENTS THERETO THE JOINT PROXY STATEMENT/CONSENT SOLICITATION STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION AND THE PARTIES TO THE BUSINESS COMBINATION.

The definitive joint proxy statement/consent solicitation statement/prospectus will be mailed to stockholders of the Company as of a record date to be established for voting on the proposed Business Combination and related matters and will be sent to stockholders of Pinstripes. Stockholders may obtain copies of the definitive joint proxy statement/consent solicitation statement/prospectus, when available, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Banyan Acquisition Corporation, 400 Skokie Blvd., Suite 820, Northbrook, IL 60062.

Participants in the Solicitation

This Current Report on Form 8-K is not a solicitation of a proxy from any investor or security holder. However, the Company and Pinstripes and their respective directors, officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed Business Combination and related matters. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the directors and officers of the Company and Pinstripes in the joint proxy statement/consent solicitation statement/prospectus relating to the proposed Business Combination. These documents may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only, and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
2.1	Amended and Restated Business Combination Agreement, dated as of September 26, 2023, by and among Banyan Acquisition Corporation, Panther Merger Sub Inc. and Pinstripes, Inc.
99.1	Investor Presentation, dated September 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Banyan Acquisition Corporation

Dated: September 27, 2023	/s/ Keith Jaffee
Keith Jaffee
Chief Executive Officer